                                                                    Exhibit 10.2

================================================================================

                  AMENDED AND RESTATED INTERCREDITOR AGREEMENT

                           Dated as of April 24, 2003

                                      AMONG

                                    THE BANKS

                                       AND

                    THE NOTEHOLDERS WHICH ARE PARTIES HERETO

================================================================================

                                TABLE OF CONTENTS

SECTION                                                HEADING                                                   PAGE
Parties........................................................................................................    2

Recitals.......................................................................................................    2

SECTION 1.                 DEFINITIONS.........................................................................    4

SECTION 2.                 SHARING OF RECOVERIES...............................................................    6

       Section 2.1.        Pro Rata Share......................................................................    6
       Section 2.2.        Letters of Credit...................................................................    7

SECTION 3.                 AGREEMENTS AMONG THE CREDITORS......................................................    7

       Section 3.1.        Independent Actions by Creditors....................................................    7
       Section 3.2.        Relation of Creditors...............................................................    7
       Section 3.3.        Acknowledgment of Guaranties........................................................    8
       Section 3.4.        Additional Creditors................................................................    8

SECTION 4.                 MISCELLANEOUS.......................................................................    8

       Section 4.1.        Entire Agreement....................................................................    8
       Section 4.2.        Notices.............................................................................    8
       Section 4.3.        Successors and Assigns..............................................................    8
       Section 4.4.        Consents, Amendment, Waivers........................................................    8
       Section 4.5.        Governing Law.......................................................................    9
       Section 4.6.        Counterparts........................................................................    9
       Section 4.7.        Sale of Interest....................................................................    9
       Section 4.8.        Severability........................................................................    9
       Section 4.9.        Expenses............................................................................    9
       Section 4.10.       Term of Agreement...................................................................    9

Signature Page.................................................................................................   10

                  AMENDED AND RESTATED INTERCREDITOR AGREEMENT

         This AMENDED AND RESTATED INTERCREDITOR AGREEMENT (the or this "Agreement"), dated as of April 24, 2003, is made among (i) the Banks (as hereinafter defined) and (ii) each of the Noteholders (as hereinafter defined); the Noteholders, the Banks and each of the additional Persons, if any, that become Creditors hereunder as contemplated by Section 3.4 hereof are individually referred to herein as a "Creditor" and are collectively referred to herein as the "Creditors."

                                R E C I T A L S:

         A. Under and pursuant to the separate and several Note Purchase Agreements, each dated as of February 14, 1997 (as amended by the First Amendment to Note Purchase Agreements dated as of August 20, 1997, the Second Amendment to Note Purchase Agreements dated as of March 30, 2000 and the Third Amendment to Note Purchase Agreements dated as of February 28, 2003 and as such agreements may be amended or modified from time to time, collectively, the "1997 Note Purchase Agreements"), between Insituform Technologies, Inc., a Delaware corporation (the "Company"), and each of the institutional investors named on Schedule A attached thereto respectively, the Company has heretofore issued and sold its 7.88% Senior Notes, Series A, due February 14, 2007, in the aggregate principal amount of $110,000,000 (the "1997 Notes"). The holders of the 1997 Notes currently outstanding are referred to herein individually as a "1997 Noteholder" and collectively as the "1997 Noteholders."

         B. Under and pursuant to the separate Guaranty Agreements dated as of August 20, 1997 and March 31, 1998 (as such guaranties may be modified, amended, renewed or replaced, the "Existing 1997 Noteholder Guaranties"), the Subsidiaries of the Company party thereto (the "1997 Noteholder Subsidiary Guarantors") irrevocably, absolutely and unconditionally guaranteed to the 1997 Noteholders the payment of the principal of, premium, if any, and interest on the 1997 Notes and the payment and performance of all other obligations of the Company under the 1997 Note Purchase Agreements. The Existing 1997 Noteholder Guaranties and any additional guaranties delivered to the 1997 Noteholders as a result of a guaranty being delivered to the Banks (as defined below), as such additional guaranty may be modified, amended, renewed or replaced from time to time, are hereinafter referred to collectively as the "1997 Noteholder Guaranty."

         C. Under and pursuant to the Note Purchase Agreement dated as of April 24, 2003 and as such agreement may be amended or modified from time to time, including pursuant to a Supplement thereto (the "2003 Note Purchase Agreement"), between the Company and each of the institutional investors named on Schedule A attached thereto the Company has heretofore issued and sold its 5.29% Senior Notes, Series 2003-A, due April 24, 2013 (the "Series 2003 Notes") in the aggregate principal amount of $65,000,000 and may sell Additional Notes as provided therein (such Additional Notes together with the Series 2003 Notes collectively the

"2003 Notes"). The holders of the 2003 Notes are referred to herein individually as a "2003 Noteholder" and collectively as the "2003 Noteholders."

         D. Under and pursuant to a Guaranty Agreement dated as of April 24, 2003 (as such guaranty may be modified, amended, renewed or replaced, the "Existing 2003 Noteholder Guaranty"), the Subsidiaries of the Company party thereto (the "2003 Noteholder Subsidiary Guarantors") irrevocably, absolutely and unconditionally guaranteed to the 2003 Noteholders and any Additional Purchasers (as defined in the 2003 Note Purchase Agreement) the payment of the principal of, premium, if any, and interest on the 2003 Notes and the payment and performance of all other obligations of the Company under the 2003 Note Purchase Agreement. The Existing 2003 Noteholder Guaranty and any additional guaranties delivered to the 2003 Noteholders as a result of a guaranty being delivered to the Banks, as such additional guaranty may be modified, amended, renewed or replaced from time to time, are hereinafter referred to collectively as the "2003 Noteholder Guaranty."

         E. Under and pursuant to the Credit Agreement dated as of March 27, 2003 (as such agreement may be amended, modified, renewed or replaced from time to time, the "Loan Agreement"), by and among the Company, each Lender from time to time party thereto (the "Lenders") and Bank of America, N.A., as Administrative Agent and as Issuing Lender ("BofA"; BofA and the Lenders being hereinafter referred to collectively as the "Banks"), the Banks have made available to the Borrower certain revolving credit facilities in a current aggregate principal amount of up to $75,000,000 (all obligations in respect of said credit facilities being hereinafter collectively referred to as the "Loans").

         F. Under and pursuant to the Master Guaranty dated as of March 27, 2003 (as may be modified, amended, renewed or replaced from time to time, and together with any additional guaranty executed and delivered to the Banks in respect of the Loan Agreement, the "Bank Guaranty"), Affholder, Inc., INA Acquisition Corp., Insituform Technologies USA, Inc., Kinsel Industries, Inc. and Tracks of Texas, Inc. irrevocably, absolutely and unconditionally guaranteed to the Banks the payment and performance of all obligations of the Company under the Loan Agreement.

         G. The parties hereto desire to provide for, inter alia, the equal and ratable sharing of payments received from the Subsidiary Guarantors (as defined below) under the Bank Guaranty and the Noteholder Guaranties (as defined below), and that this Agreement shall amend, restate and supersede in its entirety the Amended and Restated Intercreditor Agreement dated as of March 30, 2000 among the 1997 Noteholders and BofA (the "Original Intercreditor Agreement"). The Bank Guaranty, the Noteholder Guaranties and any other guaranty executed by a Subsidiary of the Company for the benefit of a Creditor which becomes a party to this Agreement pursuant to Section 3.4 of this Agreement are hereinafter referred to collectively as the "Subsidiary Agreements"). "Subsidiary Guarantors" means any Subsidiary of the Company that delivers or is required to deliver a Subsidiary Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.        DEFINITIONS.

         The following terms shall have the meanings assigned to them below in this Section 1 or in the provisions of this Agreement referred to below:

         "Additional Notes" shall have the meaning assigned thereto in the Recitals hereof.

         "Bank Guaranty" shall have the meaning assigned thereto in the Recitals hereof.

         "Bankruptcy Proceeding" shall mean, with respect to any person, (i) the filing by such person, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction,
(ii) the making of an assignment for the benefit of such person's creditors,
(iii) consent by such person to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to such person or with respect to any substantial part of its property, (iv) the adjudication of such person as insolvent or to be liquidated, (v) the taking by such person of corporate action for the purpose of any of the foregoing, or (vi) the entry by a court or governmental authority of competent jurisdiction of an order appointing, without consent by such person, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of such person.

         "Banks" shall have the meaning assigned thereto in the Recitals hereof.

         "BofA" shall have the meaning assigned thereto in the Recitals hereof.

         "Company" shall have the meaning assigned thereto in the Recitals hereof.

         "Credit Documents" shall mean, collectively, the Note Purchase Agreements, the Loan Agreement and each other agreement or document pursuant to which any Person becomes an additional Creditor pursuant to Section 3.4.

         "Creditor" shall have the meaning assigned thereto in the introductory paragraph hereto.

         "Excess Subsidiary Payment" shall mean as to any Creditor an amount equal to the Subsidiary Payment received by such Creditor less the Pro Rata Share of Subsidiary Payments to which such Creditor is then entitled.

         "Existing 1997 Noteholder Guaranties" shall have the meaning set forth in the Recitals hereof.

         "Existing 2003 Noteholder Guaranty" shall have the meaning set forth in the Recitals hereof.

         "Lenders" shall have the meaning set forth in the Recitals hereof.

         "Loan Agreement" shall have the meaning assigned thereto in the Recitals hereof.

         "Loans" shall have the meaning assigned thereto in the Recitals hereof.

         "1997 Noteholder Guaranty" shall have the meaning set forth in the Recitals hereof.

         "1997 Noteholders" shall have the meaning set forth in the Recitals hereof.

         "1997 Note Purchase Agreements" shall have the meaning set forth in the Recitals hereof.

         "1997 Notes" shall have the meaning set forth in the Recitals hereof.

         "Noteholder Guaranties" shall mean the 1997 Noteholder Guaranty and the 2003 Noteholder Guaranty.

         "Noteholders" shall mean the 1997 Noteholders and the 2003 Noteholders.

          "Note Purchase Agreements" shall mean the 1997 Note Purchase Agreements and the 2003 Note Purchase Agreement.

         "Notes" shall mean the 1997 Notes and the 2003 Notes.

         "Original Intercreditor Agreement" shall have the meaning assigned thereto in the Recitals hereof.

         "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

         "Pro Rata Share of Subsidiary Payments" shall mean as of the date of any Subsidiary Payment to a Creditor in respect to a Subsidiary Agreement an amount equal to the product obtained by multiplying (x) the amount of all Subsidiary Payments made by the Subsidiary Guarantors to all Creditors concurrently with the payments to such Creditor less all reasonable costs incurred by such Creditors in connection with the collection of such Subsidiary Payments by (y) a fraction, the numerator of which shall be the Specified Amount owing to such Creditor, and the denominator of which is the aggregate amount of all outstanding Subject Obligations (without giving effect to the application of any such Subsidiary Payments).

         "Receiving Creditor" shall have the meaning assigned thereto in
Section 2.

         "Series 2003 Notes" shall have the meaning assigned thereto in the Recitals hereof.

         "Special Trust Account" shall have the meaning assigned thereto in
Section 2.2.

         "Specified Amount" shall mean, as to any Creditor, the aggregate amount of the Subject Obligations owed to such Creditor.

         "Subject Obligations" shall mean (i) all principal of, premium, if any, and interest on, the Notes and the Loans and all other obligations of the Company under or in respect of the Notes and the Loans and under the Note Purchase Agreements and the Loan Agreement and any other obligations of the Company to the Banks or the Noteholders which are guaranteed by the Bank Guaranty or the Noteholder Guaranties and (ii) all principal of, premium, if any, and interest on, the obligations of the Subsidiary Guarantors under or in respect of the agreements and documents referred to in Section 3.4 hereof pursuant to which other Persons have become creditors of the Subsidiary Guarantors and "Creditors" hereunder as contemplated in Section 3.4 hereof; provided that any amount of such Subject Obligations which is not allowed as a claim enforceable against the Company in a Bankruptcy Proceeding under applicable law shall be excluded from the computation of "Subject Obligations" hereunder.

         "Subsidiary Guarantor" shall have the meaning set forth in the Recitals hereof.

         "Subsidiary Payments" shall have the meaning set forth in the Recitals hereof.

         "Supplement" shall have the meaning set forth in the 2003 Note Purchase Agreement.

         "2003 Noteholder Guaranty" shall have the meaning set forth in the Recitals hereof.

         "2003 Noteholders" shall have the meaning set forth in the Recitals hereof.

         "2003 Note Purchase Agreement" shall have the meaning set forth in the Recitals hereof.

         "2003 Notes" shall have the meaning set forth in the Recitals hereof.

         "2003 Noteholders Subsidiary Guarantors" shall have the meaning set forth in the Recitals hereof.

SECTION 2.        SHARING OF RECOVERIES.

         Section 2.1. Pro Rata Share. Each Creditor hereby agrees with each other Creditor that payments (including payments made through setoff of deposit balances or otherwise or payments or recoveries from any security interest granted to any Creditor securing any Subsidiary Agreement) made by a Subsidiary Guarantor pursuant to the terms of the Subsidiary Agreements ("Subsidiary Payments") (x) within 90 days prior to the commencement of a Bankruptcy Proceeding with respect to any of the Subsidiary Guarantors or the Company, as the case may be, or (y) following the acceleration of the Notes generally or the Loans or the acceleration of any other Subject Obligation, shall be shared so that each Creditor shall receive its Pro Rata Share of Subsidiary Payments. Accordingly, each Creditor hereby agrees that in the event (a) an event described in clauses (x) or (y) above shall have occurred, (b) any Creditor shall receive a Subsidiary Payment (a "Receiving Creditor"), and (c) any other Creditor shall not concurrently receive its Pro Rata Share of Subsidiary Payments from the Subsidiary Guarantors, then the

Receiving Creditor shall promptly remit the Excess Subsidiary Payment to each other Creditor who shall then be entitled thereto so that after giving effect to such payment (and any other payments then being made by any other Receiving Creditor pursuant to this Section 2) each Creditor shall have received its Pro Rata Share of Subsidiary Payments.

         Any such payments shall be deemed to be and shall be made in consideration of the purchase for cash at face value, but without recourse, ratably from the other Creditors of such amount of Notes or Loans (or interest therein), as the case may be (exclusive of any lien or security interest granted to such other Creditors and not securing a Subsidiary Agreement), necessary to cause such Creditor to share such Excess Subsidiary Payment with the other Creditors as hereinabove provided; provided, however, that if any such purchase or payment is made by any Receiving Creditor and if such Excess Subsidiary Payment or part thereof is thereafter recovered from such Receiving Creditor by the Subsidiary Guarantors (including, without limitation, by any trustee in bankruptcy of the Subsidiary Guarantors or any creditor thereof), the related purchase from the other Creditors shall be rescinded ratably and the purchase price restored as to the portion of such Excess Subsidiary Payment so recovered, but without interest; and provided further nothing herein contained shall obligate any Creditor to resort to any setoff, application of deposit balance or other means of payment under any Subsidiary Agreement or avail itself of any recourse by resort to any property of the Company or the Subsidiary Guarantors, the taking of any such action to remain within the absolute discretion of such Creditor without obligation of any kind to the other Creditors to take any such action.

         Section 2.2. Letters of Credit. Notwithstanding anything herein to the contrary, any amounts to be distributed to the Banks after an event described in clause (x) or (y) of Section 2.1 above for application as provided in the Loan Agreement with respect to the undrawn portion of any outstanding letters of credit issued by the Banks shall be held by the Banks receiving the same in an interest bearing trust account (the "Special Trust Account") as collateral security for such liabilities until a drawing thereon, at which time such amounts, together with the interest accrued thereon, shall be applied to such letter of credit liabilities. If any such letters of credit expire without having been drawn upon in full, amounts held in the Special Trust Account with respect to the undrawn portion of such letters of credit, together with the interest accrued thereon, shall be treated as a Subsidiary Payment and shared in the manner provided in Section 2.1 hereof.

SECTION 3.        AGREEMENTS AMONG THE CREDITORS.

         Section 3.1. Independent Actions by Creditors. Nothing contained in this Agreement shall prohibit any Creditor from accelerating the maturity of, or demanding payment from the Subsidiary Guarantors on, any Subject Obligation of any Obligor to such Creditor or from instituting legal action against any Obligor or Subsidiary Guarantor or to obtain a judgment or other legal process in respect of such Subject Obligation, but any funds received from the Subsidiary Guarantors in connection with any recovery under any Subsidiary Agreement (exclusive of recoveries arising from liens or security interests granted to other Creditors and not securing any Subsidiary Agreement) shall be subject to the terms of this Agreement.

         Section 3.2. Relation of Creditors. This Agreement is entered into solely for the purposes set forth herein, and no Creditor assumes any responsibility to any other party hereto to advise such other party of information known to such regarding the financial condition of the Obligors or the Subsidiary Guarantors or of any other circumstances bearing upon the risk of nonpayment of the Subject Obligations. Each Creditor specifically acknowledges and agrees that nothing contained in this Agreement is or is intended to be for the benefit of the Obligors or the Subsidiary Guarantors and nothing contained herein shall limit or in any way modify any of the obligations of the Obligors or the Subsidiary Guarantors to the Creditors.

         Section 3.3. Acknowledgment of Guaranties. The Banks hereby expressly acknowledge the existence of the Noteholder Guaranties and the Noteholders hereby expressly acknowledge the existence of the Bank Guaranty.

         Section 3.4. Additional Creditors. Additional Persons which receive a "Guaranty" of "Indebtedness" of the Company (as such terms are defined in the Note Purchase Agreements) as contemplated in Section 9.8 of the 1997 Note Purchase Agreements or Section 9.7 of the 2003 Note Purchase Agreement may become "Creditors" hereunder by executing and delivering to each of the then existing Creditors (i) a copy of this Agreement so executed and (ii) a copy of the agreement or documents pursuant to which such Person becomes a creditor of the Company. Accordingly, upon the execution and delivery of any such copy of this Agreement by any such Person, such Person shall thereinafter become a Creditor for all purposes of this Agreement.

         Notwithstanding the foregoing or any other provision of this Agreement, the provisions hereof shall not in any manner modify any covenant, obligation or agreement of the Company and its Subsidiaries contained in the Credit Documents with respect to (x) limitations on additional indebtedness of the Company or any Subsidiary permitted under any Credit Document or (y) limitations on liens or security interests which may be created or granted by the Company or any Subsidiary under such Credit Document.

SECTION 4.        MISCELLANEOUS.

         Section 4.1. Entire Agreement. This Agreement represents the entire Agreement among the Creditors and, except as otherwise provided, this Agreement may not be altered, amended or modified except in a writing executed by all the parties to this Agreement. This Agreement shall in all respects amend, restate and supersede the Original Intercreditor Agreement.

         Section 4.2. Notices. Notices hereunder shall be given to the Creditors at their addresses as set forth in the Note Purchase Agreements or the Loan Agreement, as the case may be, or at such other address as may be designated by each in a written notice to the other parties hereto.

         Section 4.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Creditors and their respective successors and assigns, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any future holder or holders of any Subject Obligations, and the term "Creditor" shall include any such subsequent holder of Subject Obligations, wherever the context permits.

         Section 4.4. Consents, Amendment, Waivers. All amendments, waivers or consents of any provision of this Agreement shall be effective only if the same shall be in writing and signed by all of the Creditors. The Required Holders (as defined in the Note Purchase Agreements) may enter into any such amendment, waiver or consent on behalf of all Noteholders.

         SECTION 4.5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

         Section 4.6. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 4.7. Sale of Interest. No Creditor will sell, transfer or otherwise dispose of any interest in the Subject Obligations unless such purchaser or transferee shall agree, in writing, to be bound by the terms of this Agreement, or unless the Subject Obligations are sold, transferred or disposed of at a time when the Subsidiary Agreements are no longer in effect for the benefit of such Subject Obligations.

         Section 4.8. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         Section 4.9. Expenses. In the event of any litigation to enforce this Agreement, the prevailing party shall be entitled to its reasonable attorney's fees (including the allocated costs of in-house counsel).

         Section 4.10. Term of Agreement. This Agreement shall terminate when all Subject Obligations are paid in full and such payments are not subject to any possibility of revocation or rescission or until all of the parties hereto mutually agree in a writing to terminate this Agreement.

                              [Intentionally Blank]

Insituform Technologies, Inc.     Amended and Restated Intercreditor Agreement


         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above.


                                  BANK OF AMERICA, N.A., as Administrative
                                  Agent



                                  By:  /s/ David A. Johanson
                                     -----------------------------------------
                                  Name:  David A. Johanson
                                  Title: Vice President

Insituform Technologies, Inc.     Amended and Restated Intercreditor Agreement


                                  CONNECTICUT GENERAL LIFE INSURANCE
                                  COMPANY

                                  By: CIGNA Investments, Inc. (authorized agent)


                                          By   /s/ Donald F. Rieger, Jr.
                                            -----------------------------------
                                            DONALD F. RIEGER, JR.
                                            Its MANAGING DIRECTOR


                                  LIFE INSURANCE COMPANY OF NORTH AMERICA

                                  By: CIGNA Investments, Inc. (authorized agent)



                                            By   /s/ Donald F. Rieger, Jr.
                                               --------------------------------
                                               DONALD F. RIEGER, JR.
                                               Its MANAGING DIRECTOR


                                  CONNECTICUT GENERAL LIFE INSURANCE
                                  COMPANY, on behalf of one or more separate accounts

                                  By: CIGNA Investments, Inc. (authorized agent)


                                             By   /s/ Donald F. Rieger, Jr.
                                                -------------------------------
                                                DONALD F. RIEGER, JR.
                                                Its MANAGING DIRECTOR

Insituform Technologies, Inc.     Amended and Restated Intercreditor Agreement


                                  THE NORTHWESTERN MUTUAL LIFE
                                  INSURANCE COMPANY


                                  By /s/ David A. Barras
                                  Name:  David A. Barras
                                  Its Authorized Representative

Insituform Technologies, Inc.     Amended and Restated Intercreditor Agreement


                                  PRINCIPAL LIFE INSURANCE COMPANY,
                                  an Iowa corporation

                                  By: Principal Global Investors, LLC, a
                                  Delaware limited liability company, its
                                  authorized signatory



                                  By   /s/ JoEllen J. Watts
                                     -----------------------------------------
                                  Name:
                                  Title:  JoEllen J. Watts, Counsel


                                  By     /s/ Christopher Henderson
                                     -----------------------------------------
                                  Name:  Christopher Henderson, Counsel
                                  Title:

                                  MELLON BANK, N.A., solely in its capacity as Custodian for the Aviva Life - Principal Glob Priv Structured Settlements IMM ANN (as directed by the Principal Global Investors,
                                  LLC), and not in its individual capacity
                                  (MAC & CO) - Nominee Name

                                  /s/ MAC & CO

                                  By   /s/ Cheryl A. French
                                     -----------------------------------------
                                  Name:  Cheryl A. French
                                  Title:  FVP


                                  CALHOUN & CO., as nominee for Comerica Bank
                                  & Trust, National Association, Trustee to the Trust created by Trust Agreement dated October 1, 2002


                                  By  /s/ LaDonna Yancey
                                  Name:  LaDonna Yancey
                                  Title:  Senior Analyst


                                  CALHOUN & CO., as nominee for Comerica Bank
                                  & Trust, National Association, Trustee to the Trust created by Trust Agreement dated October 1, 2002

                                    By  /s/ LaDonna Yancey
                                    Name:  LaDonna Yancey
                                    Title:  Senior Analyst


                                    CALHOUN & CO., as nominee for Comerica Bank
                                    & Trust, National Association, Trustee to the Trust created by Trust Agreement dated October 1, 2002


                                    By  /s/ LaDonna Yancey
                                    Name:  LaDonna Yancey
                                    Title:  Senior Analyst

Insituform Technologies, Inc.       Amended and Restated Intercreditor Agreement

                                    THE SECURITY FINANCIAL LIFE
                                    INSURANCE CO.



                                    By  /s/ Kevin W. Hammond
                                    Name:  Kevin W. Hammond
                                    Title: Vice President
                                    Chief Investment Officer

Insituform Technologies, Inc.       Amended and Restated Intercreditor Agreement


                                    ALLSTATE LIFE INSURANCE COMPANY


                                    By   /s/
                                      -----------------------------------------


                                    By   /s/
                                      -----------------------------------------
                                         Authorized Signatories

Insituform Technologies, Inc.       Amended and Restated Intercreditor Agreement



                                    JEFFERSON-PILOT LIFE INSURANCE
                                    COMPANY


                                    By   /s/ W. Hardee Mills
                                      -----------------------------------------
                                      Its W. Hardee Mills


                                    JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                                    (successor by merger to Alexander Hamilton
                                    Life Insurance Company of America)



                                    By   /s/ W. Hardee Mills
                                      -----------------------------------------
                                    Name: W. Hardee Mills
                                    Title: Vice President

Insituform Technologies, Inc.       Amended and Restated Intercreditor Agreement



                                    RELIASTAR INSURANCE COMPANY (for itself and as successor by merger to Northern Life Insurance Company and ReliaStar United Services Life Insurance Company)

                                    RELIASTAR LIFE INSURANCE COMPANY OF
                                    NEW YORK,

                                    By:  ING Investment Management LLC, as Agent



                                    By   James V. Wittich
                                      -----------------------------------------
                                      Its James V. Wittich, Sr. Vice President
                                          -------------------------------------

Insituform Technologies, Inc.       Amended and Restated Intercreditor Agreement


                                    ACE PROPERTY & CASUALTY INSURANCE
                                    COMPANY

                                    By: Columbia Management Advisors, Inc., as
                                    agent



                                    By   /s/ Richard A. Hegwood
                                       ----------------------------------------
                                    Name:  Richard A. Hegwood
                                    Title: Senior Vice President

Insituform Technologies, Inc.       Amended and Restated Intercreditor Agreement


         The undersigned hereby acknowledge and agree to the foregoing
Agreement.

                                    INSITUFORM TECHNOLOGIES, INC.


                                    By   /s/ Joseph A. White
                                       ----------------------------------------
                                    Name:  Joseph A. White
                                    Title:  Vice President, Chief Financial
                                    Officer and Assistant Secretary

Insituform Technologies, Inc.       Amended and Restated Intercreditor Agreement


                                    AFFHOLDER, INC.
                                    KINSEL INDUSTRIES, INC.
                                    INA ACQUISITION CORP.
                                    TECHNOLOGIES USA, INC.
                                    TRACKS OF TEXAS, INC.


                                    By   /s/ Joseph A. White
                                      -----------------------------------------
                                    Name:  Joseph A. White
                                    Title:  Vice President, Chief Financial
                                    Officer and Assistant Secretary